NATIONWIDE MUTUAL FUNDS
Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund

Supplement Dated August 31, 2009
to the Prospectus Dated March 2, 2009

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

1.	On page 19 of the Prospectus, the table showing the Fees and Expenses for the Nationwide S&P 500 Index Fund is deleted in its entirety and replaced with the following:

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on which share class you select.

						Institutional
Shareholder Fees (paid directly	Class A	Class B	Class C	Class	Service	Service Class	Institutional
from your investment)[1]	Shares	Shares	Shares	R2	Class	Shares	Class Shares
				Shares	Shares
Maximum Sales Charge (Load)	5.75%[2]	None	None	None	None	None	None
imposed upon purchases (as a
percentage of offering price)
Maximum Deferred Sales Charge	None[3]	5.00%[3]	1.00%[4]	None	None	None	None
(Load) imposed upon redemptions (as
a percentage of offering or sale price,
whichever is less)
Redemption/Exchange Fee (as a	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
percentage of amount redeemed or
exchanged)[5]
Annual Fund Operating Expenses
(expenses that are deducted from
Fund assets)
Management Fees (paid to have the	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%
Fund's investments professionally
managed)
Distribution and/or Service (12b-1)	0.25%	1.00%	1.00%	0.50%	0.15%	None	None
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as well as
certain shareholder servicing costs)
Other Expenses[6]	0.30%	0.14%	0.14%	0.34%	0.39%	0.39%	0.14%
Total Annual Fund Operating	0.68%	1.27%	1.27%	0.97%	0.67%	0.52%	0.27%
Expenses
Amount of Fee Waiver/Expense	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%
Reimbursement[7]
Total Annual Fund Operating	0.64%	1.23%	1.23%	0.93%	0.63%	0.48%	0.23%
Expenses (After
Waivers/Reimbursements)[8]

1 If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2 The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 2, Investing with Nationwide Funds: Choosing a Share Class—Reduction and Waiver of Class
A Sales Charges.
3 A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years.
See Section 2, Investing with Nationwide Funds: Choosing a Share Class—Class B Shares.
4 A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 2, Investing with
Nationwide Funds: Choosing a Share Class—Class C Shares.
5 A redemption/exchange fee of 2.00% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the
Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See Section 2, Investing with
Nationwide Funds: Selling Shares— Exchange and Redemption Fees.
6 “Other Expenses” include administrative services fees which are permitted to be up to 0.25% with respect to Class A,
Class R2, Service Class and Institutional Service Class shares. For the year ended October 31, 2008, administrative services fees for Service Class and Institutional Service Class shares were 0.25% and 0.25%, respectively.
Administrative services fees for Class A and Class R2 shares are estimated to be 0.16% and 0.20%, respectively, for the current fiscal year. The full 0.25% in administrative services fees is not reflected in “Other Expenses” for Class A and
Class R2 shares at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.
7 The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.23% for all share classes until at least February 28, 2010. This limit excludes certain Fund expenses, including any taxes, interest, brokerage commissions, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the
Fund’s business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the “Total Annual Fund Operating Expenses (After
Waivers/Reimbursements)” could increase to 0.73% for Class A shares and 0.98% for Class R2 shares before the
Adviser would be required to further limit the Fund’s expenses.
8 The fees and expenses in the above-referenced table are based on average annual net assets as of the fiscal year ended
October 31, 2008, and do not reflect any change in expense ratios resulting from a change in assets under management since October 31, 2008. A decline in a Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown.
Significant declines in a Fund’s net assets will increase your Fund’s total expense ratio, likely significantly. A Fund with a higher expense ratio means you could pay more if you buy or hold shares of the Fund. Annualized expense ratios for the six-month period ending April 30, 2009 are available in each Fund’s semi-annual report, which is available on
www.nationwide.com/mutualfunds.

2.	On page 20 of the Prospectus, the table showing the Example for the Nationwide S&P 500 Index Fund is deleted in its entirety and replaced with the following:

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A shares	$637	$776	$928	$1,369
Class B shares	625	699	893	1,225
Class C shares	225	399	693	1,530

Class R2 shares	95	305	532	1,186

Service Class shares	64	210	369	831
Institutional Service Class shares	49	163	287	649
Institutional Class shares	24	83	148	339

You would pay the following expenses on the same investment if you did not sell your shares*:

	1 Year	3 Years	5 Years	10 Years

Class B shares	$125	$399	$693	$1,225
Class C shares	125	399	693	1,530

* Expenses paid on the same investment in Class A, Class R2 and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE